UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 9, 2012

ART’S-WAY MANUFACTURING CO., INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-05131	42-0920725
(Commission File Number)	(IRS Employer
Identification No.)
5556 Highway 9 Armstrong, Iowa 50514
(Address of principal executive offices) (Zip Code)

(712) 864-3131
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On January 3, 2012 and January 6, 2012, Art’s-Way Manufacturing Co., Inc. (the “Company”) issued press releases relating to fourth quarter sales and backlog growth for its wholly-owned subsidiary, Art’s-Way Scientific. The full text of each press release is set forth in Exhibit 99.1 and Exhibit 99.2 attached hereto and is incorporated by reference in this Current Report on Form 8-K as if fully set forth herein.

The information contained in this Item 2.02, including Exhibits 99.1 and 99.2 attached hereto and incorporated herein, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 7.01	Regulation FD Disclosure.

On January 9, 2012, the Company will present at the Sidoti & Company, LLC Micro-Cap Conference in New York, New York. The event will include a presentation by the Company’s Chairman and Vice-Chairman covering the Company’s historical performance and growth opportunities, as set forth on the slides attached to this Current Report on Form 8-K as Exhibit 99.3. The Company issued a press release on January 9, 2012 to announce the presentation, which is attached to this Current Report on Form 8-K as Exhibit 99.4. The full text of the slides and the press release is incorporated by reference in this Current Report on Form 8-K as if fully set forth herein.

The information contained in this Item 7.01, including Exhibits 99.3 and 99.4 attached hereto and incorporated herein, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 8.01	Other Events.

On January 4, 2012, the Company issued a press release relating to a sales contract procured by its wholly-owned subsidiary, Art’s-Way Scientific. The full text of the  press release is set forth in Exhibit 99.5 attached hereto and is incorporated by reference in this Current Report on Form 8-K as if fully set forth herein.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements: None
(b)	Pro forma financial information: None
(c)	Shell Company Transactions: None
(d)	Exhibits:
99.1	Press Release dated January 3, 2012
99.2	Press Release dated January 6, 2012
99.3	Slide Presentation used in connection with the Sidoti Micro-Cap Conference on January 9, 2012
99.4	Press Release dated January 9, 2012
99.5	Press Release dated January 4, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 9, 2012

ART’S-WAY MANUFACTURING CO., INC.

/s/ Carrie L. Majeski
Carrie L. Majeski
President, Chief Executive Officer and
Principal Financial Officer

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

ART’S-WAY MANUFACTURING CO., INC.
EXHIBIT INDEX TO FORM 8-K

Date of Report:	Commission File No.:
January 9, 2012	000-05131

Exhibit No.	ITEM
99.1	Press Release dated January 3, 2012
99.2	Press Release dated January 6, 2012
99.3	Slide Presentation used in connection with the Sidoti Micro-Cap Conference on January 9, 2012
99.4	Press Release dated January 9, 2012
99.5	Press Release dated January 4, 2012